Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

CENTRAL MAINE POWER COMPANY

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Sara J. Burns, President, and R. Scott Mahoney, Vice President - Controller & Treasurer, Clerk, of Central Maine Power Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Central Maine Power Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Maine Power Company.

Dated: November 4, 2004

    /s/Sara J. Burns
        Sara J. Burns
        President

    /s/R. Scott Mahoney
        R. Scott Mahoney
        Vice President - Controller
         & Treasurer, Clerk